Apr. 30, 2019
Ivy Variable Insurance Portfolios

Supplement dated July 31, 2019 to the

Ivy Variable Insurance Portfolios Prospectus

dated April 30, 2019

The following is inserted as a new bullet point immediately following the “Principal Investment Risks — Company Risk” section for Ivy VIP Natural Resources:

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Concentration Risk. Because the Portfolio invests more than 25% of its total assets in the energy related industry, the Portfolio’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a portfolio that does not concentrate its investments in this industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. In addition, the Portfolio’s performance may be more volatile than an investment in a portfolio of broad market securities and may underperform the market as a whole, due to the relatively limited number of issuers of energy-related securities.